PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT (this "Agreement") is made as of September 4, 1998 by and between FFCA/PIP 1986 PROPERTY COMPANY, a Delaware general partnership ("Seller"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, and FLYING J REAL ESTATE ENTERPRISES INC., a Utah corporation ("Buyer"), whose address is 50 West 990 South, Brigham City, Utah 84302.

                              PRELIMINARY STATEMENT

         Seller is the owner of the Properties and leases the Alsaker Property to Alsaker pursuant to the Alsaker Lease and the Ottley Property to Ottley pursuant to the Ottley Lease. Seller made the Alsaker Loans to Alsaker, which Alsaker Loans are evidenced by the Alsaker Notes and secured by security interests evidenced by the Security Agreements. Buyer desires to acquire the Properties and the Alsaker Notes and assume the Leases, the Additional Lease Documents and the Security Agreements from Seller pursuant to this Agreement, and Seller has agreed to sell the Properties and the Alsaker Notes and assign the Leases, the Additional Lease Documents and the Security Agreements to Buyer on the terms and conditions set forth in this Agreement. Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in Section 1.

                                    AGREEMENT

         In consideration of the mutual covenants and provisions of this Agreement, the parties agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 for all purposes of this Agreement:

         "ADDITIONAL LEASE DOCUMENTS" means those certain agreements described on the attached EXHIBIT B between Seller and Lessees, as applicable, with respect to the Properties.

         "AFFILIATE" means any entity or person, as applicable, controlling, controlled by or under common control with any other person or entity.

         "ALSAKER"   means  Alsaker   Corporation,   a  Washington   Corporation
(successor by merger to Broadway Truck Service, Inc., a Washington corporation).

         "ALSAKER LEASE" means that certain lease between Seller, as lessor, and Alsaker, as lessee, with respect to the Alsaker Property, which lease, including all amendments and modifications, is described more particularly in the attached EXHIBIT B.

         "ALSAKER LOANS" means the loans from Seller to Alsaker evidenced by the Alsaker Notes.

         "ALSAKER NOTES" means the promissory notes described in the attached EXHIBIT E.

         "ALSAKER PROPERTY" means the parcel or parcels of real estate described by address on EXHIBIT A attached hereto, all rights, privileges and appurtenances associated therewith, and all buildings, fixtures and other improvements now located thereon.

         "ASSIGNMENTS" means the Assignments and Assumptions to be executed by Seller and Buyer with respect to the Leases, the Additional Lease Documents and the Security Agreements, which Assignments shall be in the form attached hereto as EXHIBIT D.

         "CLOSING" shall have the meaning set forth in Section 4.

         "CLOSING  DATE" means the date specified as the closing date in Section
4.

         "CODE" means the United States Bankruptcy Code, 11 U.S.C. Sec. 101 ET SEQ., as amended.

         "ENVIRONMENTAL LAWS" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to Hazardous Materials, Regulated Substances or USTs and/or the protection of human health or the environment by reason of a Release or a Threatened Release of Hazardous Materials or relating to liability for or costs of Remediation or prevention of Releases. "Environmental Laws" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the
Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to USTs); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Laws" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority with respect to Hazardous Materials; requiring notification or disclosure of Releases or other environmental condition of any Property to any Governmental Authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements relating to Hazardous Materials, Regulated Substances or USTs in connection with permits or other authorization for lawful activity; relating to the handling and disposal of solid or hazardous waste; relating to nuisance, trespass or other causes of action related to Hazardous Materials, Regulated Substances or USTs; and relating to wrongful death, personal injury, or property or other damage in connection with the physical condition or use of any Property by reason of the presence of Hazardous Materials, Regulated Substances or USTs in, on, under or above any Property.

         "FLYING J" means Flying J Inc., a Utah corporation.

         "GOVERNMENTAL  AUTHORITY"  means any  governmental  authority,  agency,
department,    commission,    bureau,   board,    instrumentality,    court   or
quasi-governmental authority of the United

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

States, the states where the Properties are located or any political subdivision thereof and the state(s) where Buyer is formed and/or maintains its chief executive office or any political subdivision thereof.

         "GOVERNMENTAL REQUIREMENTS" means all applicable federal, state and local laws, statutes, rules, regulations and ordinances, including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "Governmental Requirements")

         "HAZARDOUS MATERIALS" means (a) any toxic substance or hazardous waste, substance or related material, or any pollutant or contaminant; (b) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent, or any "petroleum" and "petroleum-based substances" or any similar terms described or defined in any Environmental Laws and any applicable federal, state, county or local laws applicable to or regulating USTs; or (c) any substance, gas, material or chemical which is or may be defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," hazardous wastes" or words of similar import under any Environmental Laws.

         "LEASES" means, collectively, the Alsaker Lease and the Ottley Lease.

         "LESSEES" means collectively, Ottley and Alsaker.

         "NON-FOREIGN SELLER CERTIFICATE" means the certificate to be delivered by Seller prior to or at the Closing pursuant to which Seller shall certify to Buyer that Seller is neither a nonresident alien, a foreign partnership, a foreign trust or a foreign estate, as those terms are used in the Internal Revenue Code.

         "OTTLEY" means Ottley Enterprises, Inc., a Wyoming corporation.

         "OTTLEY LEASE" means that certain lease between Seller, as lessor, and Ottley, as lessee, with respect to the Ottley Property, which lease, including all amendments and modifications, is described more particularly on the attached EXHIBIT B, and all of Seller's right, title and interest in all of the equipment, trade fixtures and other items of tangible personal property situated on or about or used in connection with the Ottley Property.

         "OTTLEY PROPERTY" means the parcel or parcels of real estate described by address in EXHIBIT A attached hereto, all rights, privileges and appurtenances associated therewith, and all buildings, fixtures and other improvements now located thereon.

         "PERMITTED EXCEPTIONS" means (i) those easements, restrictions, encumbrances and other matters of record as of the date Seller acquired title to the Properties, (ii) those easements, restrictions, encumbrances and other matters placed of record subsequent to the date Seller acquired title to the Properties in accordance with the terms of the Leases, (iii) such other easements, restrictions, encumbrances and other matters which do not have a material adverse effect on the current operation or use of the Properties, (iv) matters which current surveys of the Properties would reveal, (v) taxes and assessments and (vi) liens, restrictions, easements, encumbrances and

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

other matters created by or resulting from the acts of Buyer, Lessee or any other Affiliate of Buyer or Lessee; provided, however, Permitted Exceptions shall not include monetary liens of record against one or more of the Properties created by the acts of Seller, nor shall Permitted Exceptions include lis pendens of record against one or more of the Properties as a result of any dispute between Seller and any third-party.

         "PERSON"  means  any  individual,  corporation,   partnership,  limited
liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

         "PROPERTIES" means, collectively, the Alsaker Property and the Ottley Property.

         "PROPERTY PURCHASE PRICE" has the meaning set forth in Section 3.

         "PROXY CONSENT" means the consent to sell the Properties and all of the properties which are the subject of the Related Seller Agreements, as applicable, from more than 50% of the interests in Seller held by the limited partners of Seller. Such Proxy Consent shall be received pursuant to a definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

         "PURCHASE PRICE" means the amount specified in Section 3.

         "REGULATED SUBSTANCES" means "petroleum" and "petroleum-based substances" or any similar terms described or defined in any Environmental Laws and any applicable federal, state, county or local laws applicable to or regulating USTs.

         "RELATED AFFILIATE AGREEMENTS" means the purchase agreements described on the attached SCHEDULE I between Seller's Affiliates and Buyer or Buyer's Affiliates.

         "RELATED SELLER AGREEMENTS" means the purchase agreements described on the attached SCHEDULE II between Seller and Buyer or Buyer's Affiliates.

         "RELEASE" means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials, Regulated Substances or USTs.

         "REMEDIATION" means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Material, Regulated Substances or USTs, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials, Regulated Substances or USTs.

         "SECURITY AGREEMENTS" means the equipment security agreements, UCC-1 Financing Statements and other agreements and instruments, if any, described on the attached EXHIBIT F.

         "SPECIAL WARRANTY DEEDS" means the special or limited warranty deeds to be executed and delivered by Seller at the Closing for the Properties, which Special Warranty Deeds shall be subject

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

to the Permitted Exceptions and otherwise in the form attached hereto as EXHIBIT C, with such changes as may be reasonably necessary to comply with Governmental Requirements and the requirements of Title Company and/or applicable Governmental Authorities. The Special Warranty Deeds shall be subject to the limitation of liability set forth in Section 13.

         "THREATENED RELEASE" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding any Property which may result from such Release.

         "TITLE COMPANY" means Lawyers Title Insurance Corporation, Phoenix National Division, 3636 North Central Avenue, Suite 350, Phoenix, Arizona, 85012, Attention: Ms. Sheila Layne.

         "USTS" means any one or combination of tanks and associated piping systems used in connection with the storage, dispensing and general use of Regulated Substances.

         2. TRANSACTION. On the terms and subject to the conditions set forth herein, Seller shall sell and Buyer shall purchase the Properties and the Alsaker Notes. The sale and purchase of the Properties and the Alsaker Notes and the closing of the transactions contemplated by the Related Seller Agreements are intended to be an integrated and simultaneous transaction. The transaction described in this Agreement involves only the sale of the Properties and the Alsaker Notes and does not include any assets of Seller not expressly included within the definition of Properties and the Alsaker Notes. Seller's liability to Buyer in connection with the sale and conveyance of the Properties and the Alsaker Notes shall be limited as set forth in Section 13.

         3. PURCHASE PRICE. The aggregate purchase price for the Properties and the Alsaker Notes (the "Purchase Price") shall be the sum of (i) $6,571,507.00 (the "Property Purchase Price"), and (ii) the outstanding principal balance of the Alsaker Notes as of the Closing Date together with all accrued but unpaid interest under the Alsaker Notes and all other sums due and payable under the Alsaker Notes. The Property Purchase Price is allocated between the Properties as set forth in SCHEDULE III. Seller and Buyer shall agree in good faith prior to the Closing on an allocation of the Property Purchase Price between the real property and personal property components of each of the Properties solely for the purpose of calculating applicable transfer taxes imposed by Governmental Authorities on the recordation of the Special Warranty Deeds. The Purchase Price shall be net to Seller and shall be paid by Buyer to Seller at the Closing in immediately available funds, subject to any prorations and adjustments required by this Agreement.

         4. CLOSING; ESCROW AGENT. (a) The purchase and sale of the Properties and the Alsaker Notes shall be closed (the "Closing") within 15 days after the satisfaction or waiver of all of the conditions and requirements set forth in this Agreement, including, without limitation, receipt of the Proxy Consent, but in no event shall the Closing occur later than November 30, 1998 (the "Closing Date"). The Closing shall occur at Seller's offices or at such other location agreed to by Seller and Buyer. The Closing documents shall be dated as of the Closing Date.

         (b) On or prior to the Closing Date, the parties hereto shall deposit with Title Company all documents and moneys necessary to comply with their obligations under this Agreement. Title Company shall not cause the transaction to close unless and until it has received written instructions

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

from Buyer and Seller to do so. Seller and Buyer hereby engage Title Company to act as escrow agent in connection with this transaction. Seller and Buyer will deliver to Title Company all documents, pay to Title Company all sums and do or cause to be done all other things necessary or required by this Agreement, in the reasonable judgment of Title Company, to enable Title Company to comply herewith and to enable any title insurance policy provided for herein to be issued. Title Company is authorized to pay, from any funds held by it for Buyer's or Seller's respective credit, all amounts necessary to procure the delivery of such documents and to pay, on behalf of Buyer and Seller, all charges and obligations payable by them, respectively. Seller and Buyer will pay all charges payable by them to Title Company. Title Company is authorized, in the event any conflicting demand is made upon it concerning these instructions or the escrow, at its election, to hold any documents and/or funds deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of Seller and Buyer or to interplead such documents and/or funds in an action brought in any such court. Deposit by Title Company of such documents and funds, after deducting therefrom its charges and its expenses and attorneys' fees incurred in connection with any such court action, shall relieve Title Company of all further liability and responsibility for such documents and funds. Title Company's receipt of this Agreement and opening of an escrow pursuant to this Agreement shall be deemed to constitute conclusive evidence of Title Company's agreement to be bound by the terms and conditions of this Agreement pertaining to Title Company. Disbursement of any funds shall be made by check, certified check or wire transfer, as directed by Buyer and Seller. Title Company shall be under no obligation to disburse any funds represented by check or draft, and no check or draft shall be payment to Title Company in compliance with any of the requirements hereof, until it is advised by the bank in which such check or draft is deposited that such check or draft has been honored. Title Company is authorized to act upon any statement furnished by the holder or payee, or a collection agent for the holder or payee, of any lien on or charge or assessment in connection with the Properties, concerning the amount of such charge or assessment or the amount secured by such lien without liability or responsibility for the accuracy of such statement.

         (c) At the Closing, Seller shall deliver or cause to be delivered to Title Company or Buyer, as applicable, the following:

                  (1) the Special Warranty Deeds duly executed by Seller;

                  (2) the Non-Foreign Seller Certificate duly executed by Seller;

                  (3) evidence of its capacity and authority for the closing of this transaction;

                  (4) the Assignments duly executed by Seller;

                  (5) an allonge in the form attached hereto as EXHIBIT G executed by Seller endorsing each of the Alsaker Notes in favor of Buyer; and

                  (6) all other documents reasonably required by Buyer or Title Company to close this transaction.

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

         (d) At the Closing, Buyer shall deliver or cause to be delivered to Title Company or Seller, as applicable, the following:

                  (1)  the  Purchase  Price  in  immediately   available  funds,
         adjusted for prorations and credits as provided for in this Agreement;

                  (2) evidence of its capacity and authority for the closing of the transaction contemplated herein;

                  (3) the Assignments duly executed by Buyer; and

                  (4) all other documents reasonably required by Seller or Title Company to close this transaction.

         (e) Upon receipt of the foregoing items, Title Company shall pay (i) the Purchase Price to Seller, and (ii) all other sums deposited with Title Company by Buyer to those third-parties or Title Company entitled to payment as set forth in the settlement statement prepared by Title Company and signed by Seller and Buyer, respectively, in connection with the Closing, and record the Special Warranty Deeds and the Assignments in the applicable real property records.

         5. CLOSING COSTS; PRORATIONS. (a) Except as otherwise provided in this Agreement, Buyer shall be responsible for the payment of all costs and expenses of the transaction described in this Agreement, whether or not the transaction described in this Agreement closes, including, without limitation:

                  (i) the cost of all investigations of the Properties conducted by Buyer, if any, including, without limitation, all environmental assessments and/or environmental insurance policies, engineering assessments and mechanical assessments;

                  (ii) the fees and expenses of Buyer's attorneys and the reasonable fees and expenses of Seller's attorneys (other than those incurred in connection with the Proxy Consent);

                  (iii) the premiums for all title insurance policies, if any, issued as a result of the conveyance of the Properties, including, without limitation, all title search charges, the premium for all endorsements to such title insurance policies, and UCC search charges;

                  (iv) all applicable documentary stamps taxes, filing, transfer taxes, mortgage and/or recording taxes;

                  (v) the cost of all surveys;

                  (vi) the cost of complying with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, to the extent applicable; and

                  (vii) the fees and charges of Title Company in its capacity as escrow agent;

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

         provided, however, Seller shall be solely responsible for the payment of all costs and expenses incurred in connection with soliciting the Proxy Consent, whether or not the transaction described in this Agreement closes, and if the transaction described in this Agreement does not close because of a breach or default by Seller under this Agreement, Seller shall be responsible for the payment of any title commitment cancellation fees imposed by Title Company, the cost of all ALTA surveys prepared in connection with the Closing and its own attorneys' fees and expenses.

         (b) All rent under the Leases, including, without limitation, Monthly Percentage Rent (as defined in the Leases), shall be prorated between Seller and Buyer as of midnight of the day preceding the Closing Date; provided, however, in the event that the amount of any percentage rent due to Seller under the Leases cannot be determined by the Closing Date, Buyer shall cause Lessee to remit such amount to Seller within ten (10) days after the Closing Date. Seller shall be entitled to receive all interest accruing under the Alsaker Notes prior to the Closing Date and Buyer shall be entitled to receive all interest accruing under the Alsaker Notes from and after the Closing Date.

         (c) Seller and Buyer shall not prorate any of the items listed in the following subsections (i) through (iii), whether accruing or arising prior to or from and after the Closing Date, and Buyer and Lessee shall be solely responsible for the payment of all such items:

                  (i) any and all real estate, personal property, ad valorem and related taxes, levies and charges and assessments with respect to the Properties ("Taxes");

                  (ii) all charges for utilities used at the Properties; and

                  (iii)  any  and  all   installments   of  general  or  special
         assessments.

         (d) The provisions of this Section 5 shall survive the Closing or any termination of this Agreement prior to Closing.

         6. REPRESENTATIONS AND WARRANTIES OF BUYER. The representations and warranties of Buyer contained in this Section are being made to induce Seller to enter into this Agreement and consummate the transaction contemplated herein, and Seller has relied, and will continue to rely, upon such representations and warranties. Buyer represents and warrants to Seller as follows:

                  A. ORGANIZATION OF BUYER. Buyer is duly organized, validly existing and in good standing under the laws of its state of formation and qualified to do business in any jurisdiction where such qualification is required. All necessary action has been taken to authorize the execution, delivery and performance by Buyer of this Agreement and the other documents, instrument and agreements provided for herein.

                  B. AUTHORITY OF BUYER. The person who has executed this Agreement on behalf of Buyer is duly authorized so to do.

                  C. ENFORCEABILITY. Upon execution by Buyer, this Agreement and the other documents, instruments and agreements to be executed by Buyer in connection with this Agreement shall constitute the legal, valid and binding obligations of Buyer, enforceable

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

         against Buyer in accordance with their respective terms, subject to the receipt of the consents and approvals required by all applicable Governmental Requirements.

                  D. CONSENTS. Buyer has obtained all necessary consents and approvals required to execute this Agreement and perform Buyer's obligations hereunder.

                  E. LITIGATION. There are no suits, actions, proceedings or investigations pending or threatened against or involving Buyer or any of the Properties before any arbitrator or Governmental Authority which could reasonably result in any material adverse effect on the business, condition, worth or operations of Buyer or any of the Properties or Buyer's ability to perform under this Agreement.

                  F. NONCONTRAVENTION. Buyer is not, and the authorization, execution, delivery and performance of this Agreement will not result, in any breach or default under any other document, instrument or agreement to which Buyer is a party or by which Buyer, any of the Properties or any of Buyer's property is subject or bound. The authorization, execution, delivery and performance of this Agreement by Buyer will not violate any applicable law, statute, regulation, rule, ordinance, code or order.

         All representations and warranties of Buyer made in this Agreement shall be and will remain true and complete as of the Closing Date as if made and restated in full as of such date, and shall survive Closing.

         7. REPRESENTATIONS AND WARRANTIES OF SELLER. The representations and warranties of Seller contained in this Section are being made to induce Buyer to enter into this Agreement and consummate the transaction contemplated herein, and Buyer has relied, and will continue to rely, upon such representations and warranties. Seller represents and warrants to Buyer as follows:

                  A. ORGANIZATION OF SELLER. Seller is duly organized, validly existing and in good standing under the laws of its state of formation and qualified as a foreign partnership to do business in the states where the Properties are located. Seller has taken all necessary action to authorize the execution and delivery of this Agreement, and upon receipt of the Proxy Consent and the consents and approvals required by all applicable Governmental Requirements, Seller shall be authorized to perform its obligations under this Agreement and to execute and deliver the documents, instruments and agreements provided for under this Agreement.

                  B. AUTHORITY OF SELLER. The persons who have executed this Agreement on behalf of Seller are duly authorized so to do.

                  C. ENFORCEABILITY OF DOCUMENTS. This Agreement and the other documents, instruments and agreements provided for under this Agreement to be executed by Seller shall constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with their terms, subject to the receipt of the Proxy Consent and the consents and approvals required by all applicable Governmental Requirements.

                  D. CONSENTS. Seller has obtained all consents and approvals required to execute this Agreement, and upon Seller's receipt of the Proxy Consent and the consents and approvals required by all applicable Governmental Requirements, Seller shall have obtained all consents and approvals required to perform Seller's obligations hereunder.

                  E. LITIGATION. Seller has not been served with any suits, actions or proceedings involving any of the Properties before any arbitrator or Governmental Authority which could reasonably result in any material adverse effect on the business, condition, worth or operations of any of the Properties.

                  F. NONCONTRAVENTION. Subject to the receipt of the Proxy Consent and the satisfaction of all applicable Governmental Requirements, Seller is not, and the authorization, execution, delivery and performance of this Agreement will not result, in any breach or default under any other document, instrument or agreement to which Seller is a party or by which Seller is subject or bound. Subject to the receipt of the Proxy Consent and the satisfaction of all applicable Governmental Requirements, the authorization, execution, delivery and performance of this Agreement by Seller will not violate any applicable law, statute, regulation, rule, ordinance, code or order.

         All representations and warranties of Seller made in this Agreement shall be and will remain true and complete as of the Closing Date as if made and restated in full as of such date, but shall not survive Closing.

         8. "AS IS" NATURE OF SALE. BUYER ACKNOWLEDGES THAT IT IS FULLY AWARE OF THE QUALITY, PHYSICAL CONDITION AND VALUE OF THE PROPERTIES AND THAT BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF SELLER AS TO THE CONDITION OF THE PROPERTIES IN PURCHASING THE PROPERTIES. BUYER FURTHER ACKNOWLEDGES THAT BUYER'S OBLIGATION TO PURCHASE THE PROPERTIES AND THE ALSAKER NOTES AND ASSUME THE LEASES, THE ADDITIONAL LEASE DOCUMENTS AND THE SECURITY AGREEMENTS IS NOT SUBJECT TO A DUE DILIGENCE REVIEW PERIOD AND THAT BUYER HAS HAD AMPLE OPPORTUNITY TO EVALUATE AND ASSESS THE PROPERTIES, THE LEASES, THE ADDITIONAL LEASE DOCUMENTS, THE SECURITY AGREEMENTS AND THE ALSAKER NOTES PRIOR TO THE EXECUTION OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT BUYER IS PURCHASING THE PROPERTIES AND THE ALSAKER NOTES AND ASSUMING THE LEASES, THE ADDITIONAL LEASE DOCUMENTS AND THE SECURITY AGREEMENTS "AS IS", AND THAT SELLER IS MAKING NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION OR VALUE OF THE PROPERTIES, OR THE INCOME OR EXPENSES FROM OR OF THE PROPERTIES. WITHOUT LIMITING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT SELLER MAKES NO WARRANTY OF HABITABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SELLER MAKES NO REPRESENTATION OR WARRANTY REGARDING ENVIRONMENTAL MATTERS OR THE AMERICANS WITH DISABILITIES

ACT OR STATE DISABILITIES LAWS, OR OTHER REPRESENTATION OR WARRANTY REGARDING THE PROPERTIES, THE CONDITION THEREOF, THE SUITABILITY OF THE PROPERTIES FOR ANY PARTICULAR USE, THE ALSAKER NOTES, THE SECURITY AGREEMENTS, THE LEASES, THE ADDITIONAL LEASE DOCUMENTS OR OTHERWISE.

         BUYER REPRESENTS AND WARRANTS TO SELLER THAT BUYER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BUYER TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. FURTHERMORE, BUYER ACKNOWLEDGES THAT IT IS NOT IN A DISPARATE BARGAINING POSITION RELATIVE TO SELLER WITH RESPECT TO THIS AGREEMENT.

         9. CONDITIONS PRECEDENT TO CLOSING. (a) The obligation of Seller to consummate the transaction contemplated by this Agreement is subject to the fulfillment or waiver of each of the following conditions:

                  (i) COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. All obligations of Buyer under this Agreement shall have been fully performed and complied with, and no event shall have occurred or condition shall exist which would, upon the Closing Date or upon the giving of notice and/or passage of time, constitute a breach or default by Buyer hereunder.

                  (ii) PROXY CONSENT; GOVERNMENTAL REQUIREMENTS. Seller shall have received the Proxy Consent. All approvals, consents and/or notices required to be obtained and/or delivered pursuant to all applicable Governmental Requirements shall have been obtained and/or delivered in accordance with such Governmental Requirements.

                  (iii) RELATED SELLER AGREEMENTS. The transactions described in the Related Seller Agreements shall close concurrently with the closing of the transaction described in this Agreement; provided, however, this condition shall not apply if Seller defaults in its obligation to close such Related Seller Agreements.

Notwithstanding the foregoing, upon satisfaction of the preceding conditions and the conditions to Seller's obligation to close the transactions described in the Related Seller Agreements, Seller shall be obligated to close the transaction described in this Agreement and the Related Seller Agreements even if the conditions to the closing of the transactions described in the Related Affiliate Agreements are not satisfied. Seller agrees to undertake in good faith to obtain the Proxy Consent and satisfy all Governmental Requirements applicable to Seller.

         (b) The obligation of Buyer to consummate the transaction contemplated by this Agreement is subject to the fulfillment or waiver of each of the following conditions:

                  (i) RELATED SELLER AGREEMENTS AND RELATED AFFILIATE AGREEMENTS. Each of the transactions described in the Related Seller Agreements and the Related Affiliate Agreements shall close concurrently with the Closing; provided, however, if the conditions set forth in the preceding subsection (a) and to Seller's obligation to close the transactions described in the Related Seller Agreements are satisfied, Seller shall be obligated, at Buyer's election, to close the transactions described in this Agreement provided there is a concurrent closing of the Related Seller Agreements.

                  (ii) COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. All obligations of Seller under this Agreement shall have been fully performed and complied with, and no event shall have occurred or condition shall exist which would, upon the Closing Date or upon the giving of notice and/or passage of time, constitute a breach or default by Seller hereunder.

                  (iii) PROXY CONSENT; GOVERNMENTAL REQUIREMENTS. Seller shall have received the Proxy Consent. All approvals, consents and/or notices required to be obtained and/or delivered pursuant to all applicable Governmental Requirements shall have been obtained and/or delivered in accordance with such Governmental Requirements.

                  (iv) LITIGATION. No suits, actions, proceedings or investigations shall be pending or threatened against or involving Seller which could result in a material adverse effect on Seller's ability to consummate the transaction contemplated by this Agreement, or which challenges the validity of the Proxy Consent.

Buyer agrees to cooperate in good faith in assisting Seller with obtaining the Proxy Consent and agrees to undertake in good faith to satisfy all Governmental Requirements applicable to Buyer.

         (c) If this Agreement fails to close as a result of a breach by Buyer of any of its representations, warranties or obligations set forth in this Agreement, such failure shall not limit or affect the Lessee's obligations under the Leases, the Additional Lease Documents, the Alsaker Notes and the Security Agreements.

         (d) If this Agreement fails to close as a result of a breach by Seller of any of its representations, warranties or obligations set forth in this Agreement, or because of the failure to satisfy the conditions precedent set forth in this Section 9, such failure shall not limit or affect the Lessee's obligations to Seller under the Leases, the Additional Lease Documents, the Alsaker Notes and the Security Agreements.

         10. DEFAULT AND REMEDIES. (a) In the event of a breach by Buyer of any of its representations, warranties or obligations set forth in this Agreement, and/or in the event that all of the conditions to Buyer's obligation to close either have been satisfied or would be satisfied at Closing and Buyer fails to close its purchase of the Properties, Seller shall be entitled to seek specific performance of Buyer's obligations under this Agreement, terminate this Agreement, and/or recover as damages Seller's out-of-pocket costs and expenses incurred in connection with the transaction contemplated by this Agreement, including, without limitation, attorneys' fees and expenses.

         (b) In the event of a breach by Seller of its representations, warranties or obligations set forth in this Agreement, and/or in the event that all conditions to Seller's obligation to close either have been satisfied or would be satisfied at Closing and Seller fails to close its sale of the Properties hereunder, Buyer, as its exclusive remedy, may either terminate this Agreement or seek specific performance of Seller's obligations under this Agreement.

         11. CONDEMNATION. In the event any condemnation or eminent domain proceeding is initiated or completed with respect to any Property prior to the Closing Date, Buyer shall not have the right to terminate this Agreement; provided, however, at Closing, Seller shall assign to Buyer its interest in and to any proceeds resulting from such condemnation or eminent domain proceeding. Prior to Closing, Seller agrees to consult in good faith with Buyer during the pendency of any such proceeding, but Buyer's rights in and to the applicable Property with respect to any such proceedings shall be subject to, and the resulting proceeds shall be distributed in accordance with, the terms and conditions of the applicable Lease.

         12. CASUALTY. In the event of any fire or other casualty to any Property prior to the Closing Date, Buyer shall not have the right to terminate this Agreement; provided, however, at Closing, Seller shall assign to Buyer its interest in and to any insurance proceeds resulting from such fire or casualty. Prior to Closing, Seller agrees to consult in good faith with Buyer with respect to the negotiation of any insurance settlements, but Buyer's rights in and to the applicable Property as a result of any such casualty shall be subject to, and the resulting insurance proceeds shall be distributed in accordance with, the terms and conditions of the applicable Lease.

         13. LIMITATIONS ON LIABILITY. Notwithstanding anything to the contrary provided in this Agreement or in any other document or instrument to be executed and delivered as contemplated by this Agreement in connection with the sale of the Properties and the Alsaker Notes by Seller to Buyer, including, without limitation, the Special Warranty Deeds and the Assignments, and without limiting the provisions of Section 14.R of this Agreement, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Agreement by Seller and Buyer, that:

                  (i) there shall be absolutely no personal liability on the part of any partner (or any partner of any partner) of Seller, any shareholder, director, officer or employee of a partner (or any partner of any partner) of Seller or its Affiliates with respect to any of the terms, covenants and conditions of this Agreement and the documents to be executed and delivered as contemplated by this Agreement with respect to the sale of the Properties and the Alsaker Notes, including, without limitation, the Special Warranty Deeds and the Assignments;

                  (ii) Buyer waives all claims, demands and causes of action against the partners (and the partners of the partners) of Seller and the shareholders, officers, directors, employees and agents of the partners (and the partners of the partners) of Seller and of its Affiliates in the event of any breach by Seller of any of the terms, covenants and conditions of this Agreement and the documents to be executed and delivered as contemplated by this Agreement with respect to the sale of the Properties and the Alsaker Notes, including, without limitation, the Special Warranty Deeds and the Assignments; and

                  (iii)  the   exculpation   of  liability  set  forth  in  this
         subsection is absolute and without any exception whatsoever.

         14. MISCELLANEOUS PROVISIONS.

                  A. NOTICES. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by (i) hand delivery,
         (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Attorneys may send or receive notices on behalf of their respective clients. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

                  If to Seller:     FFCA/PIP 1986 Property Company
                                    c/o Perimeter Center Management Company
                                    Dennis L. Ruben, Esq.
                                    Executive Vice President and General Counsel
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ  85255
                                    Telephone:  (602) 585-4500
                                    Telecopy:   (602) 585-2226

                  If to Buyer:      Flying J Real Estate Enterprises, Inc.
                                    50 West 990 South
                                    Brigham City, UT 84302
                                    Attention:  J Phillip Adams
                                                President
                                    Telephone:  (801) 734-6401
                                    Telecopy:   (801) 734-6574

                  B. ASSIGNMENT. During the period commencing with the date of this Agreement and ending on the Closing Date, without the prior written consent of Seller:

                           (i) Buyer shall not assign or  transfer  any of their
                  rights or interests under this Agreement;

                           (ii) no  equity  interest  in  Buyer  shall  be sold,
                  assigned, transferred or conveyed; and

                           (iii) no more than 49% in the aggregate of the voting
                  stock of Flying J shall be sold, assigned, transferred or conveyed, whether in one transaction or a series of transactions, whether voluntarily or involuntarily or by operation of law or otherwise, including, without limitation, by merger, consolidation or dissolution or a transfer of equity interests of Flying J or Buyer, as applicable.

                  C. COMMISSION. Buyer and Seller represent and warrant to each other that they have dealt with no real estate broker, agent, finder or other intermediary in connection with the transaction contemplated by this Agreement. Buyer and Seller shall indemnify and hold each other harmless from and against any costs, claims or expenses, including attorneys' fees, arising out of the breach of their respective representations and warranties contained within this Section.

                  D. WAIVER AND AMENDMENT. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same matter on any future occasion or any other matter.

                  E. CAPTIONS. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

                  F. SEVERABILITY. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

                  G. CONSTRUCTION GENERALLY. This is an agreement between parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and is entered into by both parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Seller and Buyer were each represented by legal counsel competent in advising them of their obligations and liabilities hereunder. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

                  H. OTHER DOCUMENTS. Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Agreement.

                  I. ATTORNEYS' FEES. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement, the prevailing party shall be entitled to recover all of its attorneys' fees and other costs in addition to any other relief to which it may be entitled, including fees and expenses paid to the Title Company in connection with this Agreement.

                  J. ENTIRE AGREEMENT.  This Agreement,  together with any other certificates, instruments or agreements to be delivered hereunder, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Seller and Buyer with respect to the subject matter of this Agreement.

                  K. FORUM SELECTION; JURISDICTION; VENUE; CHOICE OF LAW. Buyer acknowledges that this Agreement was substantially negotiated in the State of Arizona, the Agreement was signed by Seller in the State of Arizona and delivered by Seller and Buyer in the State of Arizona and there are substantial contacts between the parties and the transaction contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and Buyer consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Buyer waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona. To the extent a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions hereof, then, as to those provisions only, the laws of the states where the Properties are located, as applicable, shall be deemed to apply. Nothing contained in this subsection shall limit or restrict the right of Seller to commence any proceeding in the federal or state courts located in the states where the Properties are located to the extent Seller deems such proceeding necessary or advisable to exercise remedies available under this Agreement.

                  L. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

                  M. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel.

                  N. TIME OF THE ESSENCE. Time is of the essence with respect to each provision of this Agreement; provided, however, whenever any determination is to be made or action to be taken on a date specified in this Agreement, if such date shall fall upon a Saturday, Sunday or holiday observed by federal banks in the State of Arizona, the date for such determination or action shall be extended to the first business day immediately thereafter.

                  O. WAIVER OF JURY TRIAL AND CONSEQUENTIAL, SPECIAL, INDIRECT AND PUNITIVE DAMAGES. SELLER AND BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE

         PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, BUYER AND SELLER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK CONSEQUENTIAL, SPECIAL, INDIRECT AND PUNITIVE DAMAGES FROM THE OTHER WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ONE PARTY AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY BUYER AND SELLER OF ANY RIGHT THEY MAY HAVE TO SEEK CONSEQUENTIAL, SPECIAL, INDIRECT AND PUNITIVE DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

                  P. NONRECORDATION. The parties agree that neither this Agreement nor any notice or memorandum thereof shall be recorded in any public records, and a breach of this provision shall constitute a default by the breaching party.

                  Q. NO OFFER; EFFECTIVE DATE. The distribution of this Agreement by Seller to Buyer shall not constitute an offer by Seller to Buyer to convey the Properties and the Alsaker Notes and shall not be binding upon and enforceable against Seller until such time as Seller and Buyer have both executed and acknowledged this Agreement. The "date of this Agreement" shall be the date by which an original of this Agreement (or original counterparts of this Agreement) have been executed and delivered by both Seller and Buyer.

                  R.  INDEMNIFICATION  OF FLYING J AND BUYER.  Seller  agrees to indemnify, hold harmless and defend Flying J, Buyer and their directors, officers, shareholders, successors, assigns and Affiliates (the "Buyer Indemnified Parties"), from and against any and all losses, costs, claims, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, incurred by any of the Buyer Indemnified Parties in connection with the solicitation of the Proxy Consent, except to the extent of the gross negligence or intentional misconduct of any of the Buyer Indemnified Parties. Notwithstanding the foregoing provisions of this subsection R, Buyer and, by execution of this Agreement below, Flying J, acknowledge and agree that:

                           (i) upon consummation of the transaction described in
                  this Agreement, Seller intends to liquidate and dissolve, distribute all of its assets to its partners and terminate its existence (the "Liquidation");

                           (ii)  from and  after  the  Liquidation,  any and all
                  obligations of Seller under this subsection R will be satisfied solely pursuant to that certain General Partners and Limited Partnership Liability Insurance Policy to be issued to Seller by American International

                  Specialty Lines Insurance Company prior to commencement of the proxy solicitation with respect to the Proxy Consent (the "Policy"), which Policy will provide $8,500,000.00 of aggregate liability insurance coverage subject to a $100,000.00 per loss retention and name Buyer and Flying J as additional insured; and

                           (iii) from and after the Liquidation, Buyer and Flying J's sole recourse under this subsection R shall be to the Policy and Seller shall have no liability or obligation to Buyer and Flying J pursuant to this subsection R or otherwise under this Agreement and/or the documents and instruments to be delivered by Seller at the Closing.

         IN WITNESS WHEREOF, Seller and Buyer have entered into this Agreement as of the date first above written.

                                 SELLER:

                                 FFCA/PIP 1986 PROPERTY COMPANY, a
                                 Delaware general partnership

                                 By Participating Income Properties 1986, L.P.,
                                    a Delaware limited partnership, general
                                    partner

                                 By FFCA Management Company Limited
                                    Partnership, a Delaware limited partnership, general partner

                                 By Perimeter Center Management Company, a
                                    Delaware corporation, general partner

                                 By /s/ Dennis L. Ruben
                                    --------------------------------------
                                    Dennis L. Ruben
                                    Executive Vice President and
                                    General Counsel



                                 BUYER:


                                 FLYING J REAL ESTATE ENTERPRISES
                                 INC., a Utah corporation

                                 By /s/ J Phillip Adams
                                    --------------------------------------
                                    J Phillip Adams
                                    President

Flying J is joining in the execution of this Agreement solely for the purpose of acknowledging and agreeing to the terms of Section 14.R of this Agreement.


                                  FLYING J INC., a Utah corporation

                                 By /s/ J Phillip Adams
                                    --------------------------------------
                                    J Phillip Adams
                                    President

STATE OF ARIZONA             }
                             }ss.
COUNTY OF MARICOPA           }

         The foregoing instrument was acknowledged before me on September 4, 1998 by Dennis L. Ruben, Executive Vice President and General Counsel of Perimeter Center Management Company, a Delaware corporation, the managing general partner of FFCA Management Company Limited Partnership, a Delaware limited partnership, general partner of Participating Income Properties 1986, L.P., a Delaware limited partnership, general partner of FFCA/PIP 1986 Property Company, a Delaware general partnership, on behalf of such partnership.


                                          --------------------------------------
                                          Notary Public

My Commission Expires:

--------------------------------------




STATE OF                     }
                             }ss.
COUNTY OF                    }

         The foregoing instrument was acknowledged before me on September 4, 1998 by J Phillip Adams, President of Flying J Real Estate Enterprises Inc., a Utah corporation, on behalf of the corporation.


                                          --------------------------------------
                                          Notary Public

My Commission Expires:

--------------------------------------

STATE OF                     }
                             }ss.
COUNTY OF                    }

         The foregoing instrument was acknowledged before me on September 4, 1998 by J Phillip Adams, President of Flying J Inc., a Utah corporation, on behalf of the corporation.


                                          --------------------------------------
                                          Notary Public

My Commission Expires:

--------------------------------------

                                    EXHIBIT A

                                ALSAKER PROPERTY

2300 Canyon Road, Ellensburg, Washington 98926

                                   EXHIBIT A-1

                                 OTTLEY PROPERTY

1920 Harrison Drive, Evanston, Wyoming 82930

                                    EXHIBIT E

                          DESCRIPTION OF ALSAKER NOTES

Promissory Note dated as of November 1, 1993 in the original principal amount of $108,472.00 executed by Alsaker and payable to Seller.

Promissory Note dated as of December 1, 1995 in the original principal amount of $65,341.06 executed by Alsaker and payable to Seller.

                                    EXHIBIT F

                       DESCRIPTION OF SECURITY AGREEMENTS

Security Agreement dated as of November 1, 1993 between Alsaker and Seller.

UCC-1 Financing Statement executed by Alsaker and Seller filed in Volume 348, Page 1223, November 16, 1993, Kitthas County Auditor.

Equipment Security Agreement dated as of December 1, 1995 between Alsaker and Seller.

UCC-1 Financing Statement executed by Alsaker and Seller filed in Volume 372, Page 1711, January 5, 1996, Kitthas County Auditor.

UCC-1 Financing Statement executed by Alsaker and Seller filed in 96-004-0215, January 4, 1996, Department of License, Olympia, Washington.

                                   SCHEDULE I

                          RELATED AFFILIATE AGREEMENTS

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties II, L.P. and CFJ Plaza Company I LLC (FFCA Nos. 5001-0003, 0005, 0008, 0009, 0016 and 0017).

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties II, L.P. and CFJ Plaza Company II LLC (FFCA No. 5001-0004, 0006, 0007 and 0018).

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties II, L.P. and CFJ Plaza Company III LLC (FFCA No. 5001-0010, 0011 and 0012).

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties III Limited Partnership and FJI Plaza Company LLC (FFCA No. 5002-0003).

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties III Limited Partnership and CFJ Plaza Company I LLC (FFCA No. 5002-0001 and 0002).

                                   SCHEDULE II

                            RELATED SELLER AGREEMENTS


Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and CFJ Plaza Company I LLC (FFCA No. 5000-0016 and 0022).

Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and CFJ Plaza Company II LLC (FFCA No. 5000-0009 and 0024).

Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and CFJ Plaza Company III LLC (FFCA No. 5000-0002, 0003 and
0023).

Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and FJI Plaza Company LLC (FFCA No. 5000-0005).

                                  SCHEDULE III

                       PROPERTY PURCHASE PRICE ALLOCATIONS


                                                                    PROPERTY
FFCA NO.                        LOCATION                         PURCHASE PRICE
--------                        --------                         --------------

5000-0010                    ELLENSBURG, WA                      $3,025,347.00
5000-0012                     EVANSTON, WY                       $3,546,160.00
                                                                 -------------

                                  TOTAL                          $6,571,507.00
                                                                 =============

                     FIRST AMENDMENT OF PURCHASE AGREEMENT

         THIS FIRST AMENDMENT OF PURCHASE AGREEMENT (this "Amendment") is made as of March 22, 1999 by and between FFCA/PIP 1986 PROPERTY COMPANY, a Delaware general partnership ("Seller"), and FLYING J REAL ESTATE ENTERPRISES INC., a Utah corporation ("Buyer").

                             PRELIMINARY STATEMENT

         Seller and Buyer entered into that certain Purchase Agreement dated as of September 4, 1998 (the "Agreement"). Initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         At the time Seller and Buyer entered into the Agreement, Buyer intended to purchase the Alsaker Property and assume all of Seller's obligations as landlord under the Alsaker Lease. Subsequent to the execution of the Agreement, Alsaker has delivered notice of its election to purchase the Alsaker Property pursuant to a purchase option right reserved in certain of the Additional Lease Documents (the "Option"). As a result of such election, Seller and Buyer have agreed to amend the Agreement to delete all references to the sale and conveyance of the Alsaker Property to Buyer, and Seller will convey the Alsaker Property directly to Alsaker in accordance with the documents evidencing the Option.

                                   AGREEMENT

        In consideration of the provisions of this Amendment, the parties agree as follows:

         1. Amendment. The Agreement is amended to:

                  (a) delete all references to the Alsaker Property, Alsaker, the Alsaker Lease, the Alsaker Notes and the Security Agreements and all of the terms and conditions set forth in the Agreement applicable to the sale and conveyance of the Alsaker Property by Seller to Buyer;

                  (b) the Purchase Price as set forth in Section 3 is amended to be $3,546,160.00;

                  (c) the second sentence of Section 3 of the Agreement is deleted;

                  (d) the following condition (v) is added to Section 9(b):

                           (v) Financing. Lender shall provide financing for the
                  Ottley Property in the amount and on the terms and conditions set forth in the Commitment, subject to the satisfaction by Buyer of its obligations under the Commitment.

                  (e) the  following  definitions  are added to Section 1 of the
         Agreement:

         "Commitment" means that certain commitment letter dated as of June 9, 1998 between Lessee and Lender, which Commitment provides for mortgage loan financing to be provided by Lender to Buyer to finance the Property, subject to the satisfaction by Buyer of its obligations under the Commitment.

         "Lender" means FFCA Acquisition Corporation or its assignee.

         "Terminations and Releases" shall mean those certain terminations and mutual releases of the Ottley Lease and the Additional Lease Documents
applicable to the Ottley Premises to be executed and delivered by Seller and Ottley as of the Closing; provided, however, such Terminations and Releases shall not provide for the termination or release of Ottley's obligations under the Ottley Lease and the Additional Lease Documents applicable to the Ottley Premises accruing or arising prior to the Closing, including, without limitation, Ottley's indemnification and hold harmless obligations set forth in the Ottley Lease and the Additional Lease Documents, but shall provide for the termination and release of all of (i) Ottley's obligations under the Ottley Lease and the Additional Lease Documents accruing or arising subsequent to the Closing, and (ii) Seller's obligations under the Ottley Lease and the Additional Lease Documents relating thereto accruing or arising prior to or subsequent to the Closing. The Terminations and Releases shall contain Ottley's acknowledgment and agreement that all of Ottley's obligations under the Ottley Lease which accrue or arise prior to the Closing shall survive the Closing and the execution, delivery and recordation of the Terminations and Releases, and shall otherwise be in the form attached hereto as Exhibit H.

                  (f) In addition to the Closing documents described in Section 4 of the Agreement, Seller and Buyer shall execute and deliver the Terminations and Releases.

                  (g) Exhibit H attached to this Amendment shall be a part of the Agreement.

        2. Ratification. Except as otherwise amended by this Amendment, the Agreement is unmodified and in full force and effect.

        IN WITNESS WHEREOF, Seller and Buyer have entered into this Amendment as of the date first above written.

                                      SELLER:

                                      FFCA/PIP 1986 PROPERTY COMPANY,
                                      a Delaware general partnership

                                      By Participating Income Properties 1986,
                                         L.P., a Delaware limited partnership,
                                         general partner

                                      By FFCA Management Company Limited
                                         Partnership, a Delaware limited
                                         partnership, general partner

                                      By Perimeter Center Management Company,
                                         a Delaware corporation, general partner

                                      By /s/ Dennis L. Ruben
                                         --------------------------------------
                                         Dennis L. Ruben
                                         Executive Vice President and
                                         General Counsel


                                      BUYER:


                                      FLYING J REAL ESTATE ENTERPRISES
                                      INC., a Utah corporation

                                      By /s/ J Phillip Adams
                                         --------------------------------------
                                         J Phillip Adams
                                         President

STATE OF ARIZONA        }
                        }ss.
COUNTY OF MARICOPA      }

         The foregoing instrument was acknowledged before me on March 22, 1999 by Dennis L. Ruben, Executive Vice President and General Counsel of Perimeter Center Management Company, a Delaware corporation, the managing general partner of FFCA Management Company Limited Partnership, a Delaware limited partnership, general partner of Participating Income Properties 1986, L.P., a Delaware limited partnership, general partner of FFCA/PIP 1986 Property Company, a Delaware general partnership, on behalf of such partnership.


                                          --------------------------------------
                                          Notary Public


My Commission Expires:

-----------------------------------



STATE OF ARIZONA        }
                        }ss.
COUNTY OF MARICOPA      }

         The foregoing instrument was acknowledged before me on March 22, 1999 by J Phillip Adams, President of Flying J Real Estate Enterprises Inc., a Utah corporation, on behalf of the corporation.


                                          --------------------------------------
                                          Notary Public


My Commission Expires:

-----------------------------------